[LETTERHEAD OF COOPERS & LYBRAND L.L.P.]

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

                                                August 29, 1997


Gentlemen:

We have read the statements made by Mace Security International, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to
Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of August 31, 1997. We agree with the statements concerning our Firm in such Form 8-K.

            Very truly yours,


                  /s/ Coopers & Lybrand L.L.P.